UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2022

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

October 31, 2022

Global Real Estate Fund
Investor Class (ARYVX)
I Class (ARYNX)
Y Class (ARYYX)
A Class (ARYMX)
C Class (ARYTX)
R Class (ARYWX)
R5 Class (ARYGX)
R6 Class (ARYDX)
G Class (ACIWX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates, Volatility Challenged Investors

The broad economic and investment backdrops grew knottier as the fiscal year progressed. Challenges began to surface early in the period, as the Federal Reserve (Fed) and other central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop.

The Fed responded to surging inflation with a rate hike in March, three months after the Bank of England (BofE) launched its tightening campaign. Through October, the Fed lifted rates a total of 3 percentage points, while the BofE hiked 2.9 percentage points. The European Central Bank (ECB) waited until July to start tightening. Facing record-high inflation, the ECB raised rates 2 percentage points through October.

In addition to fostering recession risk, the combination of elevated inflation and hawkish central banks helped push bond yields sharply higher and stock prices significantly lower. Amid persistent market unrest, most stock, bond and real estate indices ended the 12-month period with steep losses. While U.S. stock returns were broadly negative, growth stocks significantly underperformed their value stock peers.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ARYVX	-23.17%	3.65%	4.99%	—	4/29/11
S&P Developed REIT Index	—	-22.31%	1.39%	4.12%	—	—
MSCI ACWI Index	—	-19.96%	5.24%	7.98%	—	—
I Class	ARYNX	-23.06%	3.84%	5.20%	—	4/29/11
Y Class	ARYYX	-22.90%	4.01%	—	4.78%	4/10/17
A Class	ARYMX					4/29/11
No sales charge		-23.41%	3.36%	4.72%	—
With sales charge		-27.82%	2.14%	4.10%	—
C Class	ARYTX	-23.94%	2.61%	3.94%	—	4/29/11
R Class	ARYWX	-23.61%	3.11%	4.47%	—	4/29/11
R5 Class	ARYGX	-23.06%	3.83%	—	4.60%	4/10/17
R6 Class	ARYDX	-22.91%	4.00%	—	4.85%	7/26/13
G Class	ACIWX	—	—	—	-18.96%	3/1/22
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2022
Investor Class — $16,277

S&P Developed REIT Index — $14,978

MSCI ACWI Index — $21,557

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
1.12%	0.92%	0.77%	1.37%	2.12%	1.62%	0.92%	0.77%	0.77%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Steven Brown, Steven Rodriguez and Vishal Govil

Performance Summary

Global Real Estate returned ‑23.17%* for the fiscal year ended October 31, 2022. By comparison, the S&P Developed REIT Index (the fund’s benchmark) returned ‑22.31%. The MSCI ACWI (a broad global stock market measure) returned ‑19.96%.

Global Real Estate Market Overview

Global real estate stocks declined over the 12-month period along with the broader global equity market. Real estate stocks started out the period with solid gains in the fourth quarter of 2021, supported by positive earnings news. Market volatility increased in 2022, however, as surging commodity prices and supply chain bottlenecks led to skyrocketing inflation. Global central banks in the U.S., Europe and other countries responded to higher inflation with interest rate hikes. The Bank of Japan was the only major central bank that left rates unchanged, as the Japanese economy has been slower to recover from COVID-19 lockdowns. More restrictive central bank policy kept upward pressure on bond yields, while providing a headwind for interest rate-sensitive investments such as real estate. As a result, the S&P Developed REIT Index underperformed the broader equity global market for the 12-month period. Economic uncertainty and slowing job growth were also headwinds for real estate stocks, especially in the office sector. Higher interest rates also led investors to take profits on higher-valuation stocks in sectors such as data centers and infrastructure. Instead, they sought value opportunities in sectors, such as lodging/resorts, expected to benefit from easing COVID-19 concerns.

Owner of Industrial Properties Was a Key Detractor

The fund’s relative performance was dampened by its overweight position in Innovative Industrial Properties, a real estate investment trust (REIT) that owns industrial property used for cannabis cultivation. The stock declined on concerns that the company’s operators may find it harder to access capital in a higher interest rate environment. We exited the position.

IHS Holding, another prominent detractor, owns cell towers, primarily in Africa. The stock declined as global economic uncertainty led investors to rotate away from names with emerging markets exposure. Rising diesel costs have also squeezed the company’s profit margins.

While overall stock selection in the retail sector was beneficial, the fund’s underweight position in Realty Income dampened relative performance. The stock of this U.S.-based net lease REIT outperformed as investors recognized its strong balance sheet and stable earnings prospects. While we added the stock during the year, the portfolio was underweight in the stock for the overall period. This underweight dampened relative performance.

U.S.-Based Holdings Contributed

The fund continued to find investment opportunities in the U.S., where real estate-related fundamentals and earnings growth have remained relatively resilient despite higher interest rates and a cooling economy. This was especially true in the retail sector, as inflation has allowed retailers to raise prices to consumers. This supported retailers’ ability to make rental payments, benefiting retail landlords. Against this backdrop, relative performance was aided by the fund’s investment in Agree Realty, a U.S.-based net lease REIT favored for its strong balance sheet and

*All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

high-quality tenant base. Kite Realty Group Trust, another contributor, is a U.S.-based retail REIT that invests in open-community shopping centers. The stock rose as the company reported strong earnings and a positive outlook.

Relative performance was also supported by the fund’s underweight position in Equinix, a U.S.-based REIT that owns a global portfolio of data centers. This higher-valuation stock underperformed the broader real estate equity market as investors sought more value-oriented opportunities. The company also faced concerns that higher energy costs may pressure its near-term profit margins.

Outlook

We recognize that real estate stocks may be volatile in the near term given prospects for additional central bank rate hikes and slowing global economic growth. However, we believe that real estate companies may continue to provide attractive earnings potential relative to the broader market. We are also looking for opportunities to use volatility to our advantage, as we focused on companies with strong balance sheets and resilient cash flows. We added to our weighting in retail during the period, moving to a notable overweight as we found attractively valued opportunities. We have seen improving fundamentals for retail real estate, especially in the U.S., where consumer spending trends have remained relatively strong. We also added to our overweight in lodging/resorts stocks due to improved trends for both leisure and business travel. The lifting of COVID-19 restrictions in Japan and other Asian countries has unleashed pent-up demand for face-to-face experiences and travel.

We took profits on some of our residential holdings, especially in the U.S. multifamily sector. This reflected our concerns that slowing employment growth may dampen apartment demand in some U.S. markets. As a result, the fund ended the period with a moderate underweight in the residential sector. We also remain underweight in the office sector. Demand for office space has faced headwinds as many companies continued work-from-home arrangements. The risk of recession is an additional risk for the labor market and office demand.

From a regional standpoint, our bottom-up process led to a moderate overweight in the U.S., even though we have lightened exposure to some sectors where we see greater economic sensitivity. The fund ended the period underweight in Europe, given near-term economic uncertainty for the region. The fund also remains underweight in Asia, especially in Japan. Our stock selection has led to a modest weighting in the emerging markets, where we remain highly selective in our investments. In particular, we have avoided direct exposure to China given the liquidity crisis for its property sector.

Fund Characteristics

OCTOBER 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	99.0%
Short-Term Investments	0.8%
Other Assets and Liabilities	0.2%

Top Five Countries	% of net assets
United States	74.6%
Japan	7.6%
Australia	5.2%
United Kingdom	4.6%
Singapore	2.6%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period(1) 5/1/22 - 10/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$786.00	$5.00	1.11%
I Class	$1,000	$786.60	$4.10	0.91%
Y Class	$1,000	$787.50	$3.42	0.76%
A Class	$1,000	$784.60	$6.12	1.36%
C Class	$1,000	$782.30	$9.48	2.11%
R Class	$1,000	$784.00	$7.24	1.61%
R5 Class	$1,000	$786.60	$4.10	0.91%
R6 Class	$1,000	$787.30	$3.42	0.76%
G Class	$1,000	$789.80	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,019.61	$5.65	1.11%
I Class	$1,000	$1,020.62	$4.63	0.91%
Y Class	$1,000	$1,021.37	$3.87	0.76%
A Class	$1,000	$1,018.35	$6.92	1.36%
C Class	$1,000	$1,014.57	$10.71	2.11%
R Class	$1,000	$1,017.09	$8.19	1.61%
R5 Class	$1,000	$1,020.62	$4.63	0.91%
R6 Class	$1,000	$1,021.37	$3.87	0.76%
G Class	$1,000	$1,025.16	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

OCTOBER 31, 2022

	Shares	Value
COMMON STOCKS — 99.0%
Australia — 5.2%
Charter Hall Group(1)	357,582	$2,968,232
Goodman Group	845,705	9,201,866
Scentre Group	4,851,443	9,028,636
Vicinity Ltd.	6,029,843	7,517,183
		28,715,917
Canada — 1.6%
Chartwell Retirement Residences	561,200	3,254,288
Dream Industrial Real Estate Investment Trust	202,428	1,627,032
Tricon Residential, Inc.	99,265	836,804
Tricon Residential, Inc. (Toronto)	356,321	3,002,580
		8,720,704
Hong Kong — 1.3%
CK Asset Holdings Ltd.	242,000	1,337,913
Link REIT	945,300	5,587,302
		6,925,215
India — 0.5%
Embassy Office Parks REIT	678,681	2,825,556
Japan — 7.6%
Comforia Residential REIT, Inc.	2,928	6,215,983
Invincible Investment Corp.	21,525	6,756,986
Japan Hotel REIT Investment Corp.	11,453	6,034,089
Mitsubishi Estate Logistics REIT Investment Corp.	1,191	3,524,980
Mitsui Fudosan Logistics Park, Inc.	1,081	3,586,602
Orix JREIT, Inc.	3,284	4,405,868
SOSiLA Logistics REIT, Inc.	3,681	3,528,378
Tokyu Fudosan Holdings Corp.	1,524,200	7,733,139
		41,786,025
Singapore — 2.6%
CapitaLand Integrated Commercial Trust	5,829,200	7,736,245
Capitaland Investment Ltd.	630,700	1,341,275
City Developments Ltd.	929,300	5,010,424
		14,087,944
Spain — 1.0%
Cellnex Telecom SA	166,044	5,434,659
United Kingdom — 4.6%
Assura PLC	7,565,945	4,847,603
Big Yellow Group PLC	336,936	4,335,544
Grainger PLC	504,142	1,310,814
Land Securities Group PLC	888,547	5,810,106
Segro PLC	975,410	8,778,689
		25,082,756
United States — 74.6%
Agree Realty Corp.	162,783	11,183,192
Alexandria Real Estate Equities, Inc.	81,564	11,851,249
American Homes 4 Rent, Class A	220,784	7,051,841
AvalonBay Communities, Inc.	135,786	23,778,844

	Shares	Value
Brixmor Property Group, Inc.	312,749	$6,664,681
Camden Property Trust	29,824	3,446,163
Corporate Office Properties Trust	163,214	4,349,653
Digital Realty Trust, Inc.	145,001	14,536,350
Equinix, Inc.	44,209	25,041,746
Equity LifeStyle Properties, Inc.	116,940	7,479,482
Essential Properties Realty Trust, Inc.	367,658	7,912,000
Gaming and Leisure Properties, Inc.	253,582	12,709,530
Healthpeak Properties, Inc.	340,108	8,070,763
Host Hotels & Resorts, Inc.	683,301	12,900,723
IHS Holding Ltd.(1)(2)	339,863	2,028,982
Invitation Homes, Inc.	317,750	10,069,498
Iron Mountain, Inc.	265,715	13,304,350
Kimco Realty Corp.	657,143	14,049,717
Kite Realty Group Trust	586,595	11,520,726
KKR Real Estate Finance Trust, Inc.	176,209	3,069,561
Life Storage, Inc.	117,669	13,015,368
NETSTREIT Corp.	401,773	7,561,368
Omega Healthcare Investors, Inc.	242,631	7,710,813
Prologis, Inc.	498,557	55,215,188
Public Storage	94,990	29,423,153
Realty Income Corp.	301,048	18,746,259
Rexford Industrial Realty, Inc.	123,266	6,814,145
Ryman Hospitality Properties, Inc.	56,662	5,038,385
Sabra Health Care REIT, Inc.	604,023	8,250,954
Simon Property Group, Inc.	165,197	18,003,169
Sun Communities, Inc.	20,298	2,737,185
UDR, Inc.	303,190	12,054,835
Ventas, Inc.	131,991	5,164,808
Welltower, Inc.	125,059	7,633,602
		408,388,283
TOTAL COMMON STOCKS (Cost $549,944,720)		541,967,059
SHORT-TERM INVESTMENTS — 0.8%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,985	5,985
State Street Navigator Securities Lending Government Money Market Portfolio(3)	741,961	741,961
Repurchase Agreements — 0.7%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 3.125%, 8/15/23 - 8/15/42, valued at $675,905), in a joint trading account at 2.95%, dated 10/31/22, due 11/1/22 (Delivery value $662,847)		662,793
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 2/15/26, valued at $2,893,775), at 3.00%, dated 10/31/22, due 11/1/22 (Delivery value $2,837,236)		2,837,000
TOTAL SHORT-TERM INVESTMENTS (Cost $4,247,739)		4,247,739
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $554,192,459)		546,214,798
OTHER ASSETS AND LIABILITIES — 0.2%		1,041,257
TOTAL NET ASSETS — 100.0%		$547,256,055

SECTOR ALLOCATION
(as a % of net assets)
Retail	22.8%
Industrial	16.9%
Residential	14.1%
Self Storage	8.6%
Health Care	7.6%
Data Centers	7.3%
Lodging/Resorts	5.6%
Diversified	5.3%
Specialty	4.7%
Office	3.5%
Integrated Telecommunication Services	1.4%
Health Care Facilities	0.6%
Commercial Financing	0.6%
Short-Term Investments	0.8%
Other Assets and Liabilities	0.2%

NOTES TO SCHEDULE OF INVESTMENTS
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $708,038. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $741,961.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2022
Assets
Investment securities, at value (cost of $553,450,498) — including $708,038 of securities on loan	$545,472,837
Investment made with cash collateral received for securities on loan, at value (cost of $741,961)	741,961
Total investment securities, at value (cost of $554,192,459)	546,214,798
Receivable for investments sold	9,515,129
Receivable for capital shares sold	142,639
Dividends and interest receivable	666,165
Securities lending receivable	1,025
Other assets	451
556,540,207

Liabilities
Payable for collateral received for securities on loan	741,961
Payable for investments purchased	8,108,786
Payable for capital shares redeemed	289,528
Accrued management fees	128,066
Distribution and service fees payable	1,299
Accrued other expenses	14,512
9,284,152

Net Assets	$547,256,055

Net Assets Consist of:
Capital (par value and paid-in surplus)	$602,112,420
Distributable earnings	(54,856,365)
$547,256,055

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$72,709,780	6,667,594	$10.90
I Class, $0.01 Par Value	$61,071,714	5,596,095	$10.91
Y Class, $0.01 Par Value	$13,703,586	1,254,048	$10.93
A Class, $0.01 Par Value	$2,280,228	209,347	$10.89
C Class, $0.01 Par Value	$405,079	37,353	$10.84
R Class, $0.01 Par Value	$1,224,881	112,474	$10.89
R5 Class, $0.01 Par Value	$6,418	588	$10.91
R6 Class, $0.01 Par Value	$8,878,232	813,347	$10.92
G Class, $0.01 Par Value	$386,976,137	35,270,133	$10.97
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $11.55 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $250,540)	$8,734,765
Interest	76,381
Securities lending, net	24,331
8,835,477

Expenses:
Management fees	3,217,884
Distribution and service fees:
A Class	7,010
C Class	6,143
R Class	6,421
Directors' fees and expenses	11,298
Other expenses	28,130
3,276,886
Fees waived(1)	(1,624,945)
1,651,941

Net investment income (loss)	7,183,536

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(28))	(37,448,941)
Foreign currency translation transactions	(153,077)
(37,602,018)

Change in net unrealized appreciation (depreciation) on:
Investments	(136,155,494)
Translation of assets and liabilities in foreign currencies	(1,756)
(136,157,250)

Net realized and unrealized gain (loss)	(173,759,268)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(166,575,732)
(1)Amount consists of $6,505, $6,565, $2,186, $280, $61, $128, $924 and $1,608,296 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R6 Class and G Class, respectively. The waiver amount for R5 Class was less than $0.50.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2022 AND OCTOBER 31, 2021
Increase (Decrease) in Net Assets	October 31, 2022	October 31, 2021
Operations
Net investment income (loss)	$7,183,536	$2,488,921
Net realized gain (loss)	(37,602,018)	14,871,918
Change in net unrealized appreciation (depreciation)	(136,157,250)	20,084,337
Net increase (decrease) in net assets resulting from operations	(166,575,732)	37,445,176

Distributions to Shareholders
From earnings:
Investor Class	(4,740,366)	(217,713)
I Class	(7,400,707)	(320,207)
Y Class	(4,550,176)	(655,293)
A Class	(319,644)	(11,575)
C Class	(73,928)	—
R Class	(135,135)	(2,556)
R5 Class	(959)	(79)
R6 Class	(1,019,052)	(40,819)
G Class	(92)	—
From tax return of capital:
Investor Class	(849,328)	—
I Class	(1,361,716)	—
Y Class	(349,411)	—
A Class	(56,892)	—
C Class	(13,480)	—
R Class	(25,568)	—
R5 Class	(148)	—
R6 Class	(180,579)	—
G Class	(47)	—
Decrease in net assets from distributions	(21,077,228)	(1,248,242)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	591,322,167	15,302,757

Net increase (decrease) in net assets	403,669,207	51,499,691

Net Assets
Beginning of period	143,586,848	92,087,157
End of period	$547,256,055	$143,586,848

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2022

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on March 1, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$741,961	—	—	—	$741,961
Gross amount of recognized liabilities for securities lending transactions					$741,961
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 41% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. During the period ended October 31, 2022, the investment advisor agreed to waive 0.01% of the fund's management fee for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The investment advisor expects this waiver to continue until July 31, 2023 and cannot terminate it prior to such date without the approval of the Board of Directors. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended October 31, 2022 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	1.11%	1.10%
I Class	0.91%	0.90%
Y Class	0.76%	0.75%
A Class	1.11%	1.10%
C Class	1.11%	1.10%
R Class	1.11%	1.10%
R5 Class	0.91%	0.90%
R6 Class	0.76%	0.75%
G Class	0.76%	0.00%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $364,150 and $2,735,371, respectively. The effect of interfund transactions on the Statement of Operations was $(166,620) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2022 were $602,213,527 and $548,747,934, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2022(1)		Year ended October 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	140,000,000		75,000,000
Sold	2,517,080	$34,508,780	1,543,859	$22,692,727
Issued in connection with reorganization (Note 9)	3,555,146	51,514,158	—	—
Issued in reinvestment of distributions	367,648	5,511,559	16,803	214,914
Redeemed	(2,161,314)	(27,538,564)	(852,435)	(12,702,172)
	4,278,560	63,995,933	708,227	10,205,469
I Class/Shares Authorized	30,000,000		75,000,000
Sold	3,940,454	55,632,222	1,098,153	16,683,586
Issued in reinvestment of distributions	585,436	8,762,423	25,055	320,207
Redeemed	(1,862,260)	(24,059,653)	(271,687)	(3,870,097)
	2,663,630	40,334,992	851,521	13,133,696
Y Class/Shares Authorized	35,000,000		40,000,000
Sold	163,152	2,406,747	1,217,602	16,687,901
Issued in reinvestment of distributions	322,180	4,880,408	51,179	653,553
Redeemed	(2,151,204)	(32,541,735)	(1,918,819)	(27,241,595)
	(1,665,872)	(25,254,580)	(650,038)	(9,900,141)
A Class/Shares Authorized	20,000,000		25,000,000
Sold	85,597	1,237,183	76,260	1,169,861
Issued in reinvestment of distributions	22,459	336,739	732	9,368
Redeemed	(70,134)	(935,603)	(30,417)	(430,672)
	37,922	638,319	46,575	748,557
C Class/Shares Authorized	20,000,000		25,000,000
Sold	17,664	265,242	16,785	254,267
Issued in reinvestment of distributions	5,612	84,209	—	—
Redeemed	(29,345)	(397,028)	(65,769)	(983,705)
	(6,069)	(47,577)	(48,984)	(729,438)
R Class/Shares Authorized	20,000,000		25,000,000
Sold	74,063	1,008,795	48,502	709,490
Issued in reinvestment of distributions	10,631	159,544	192	2,462
Redeemed	(42,560)	(567,740)	(15,600)	(229,498)
	42,134	600,599	33,094	482,454
R5 Class/Shares Authorized	20,000,000		25,000,000
Issued in reinvestment of distributions	73	1,107	6	79
R6 Class/Shares Authorized	20,000,000		25,000,000
Sold	543,108	7,853,048	168,630	2,490,064
Issued in reinvestment of distributions	80,177	1,199,631	3,199	40,819
Redeemed	(139,153)	(1,835,556)	(81,308)	(1,168,802)
	484,132	7,217,123	90,521	1,362,081
G Class/Shares Authorized	330,000,000		N/A
Sold	2,875,751	32,750,903	—	—
Issued in connection with reorganization (Note 9)	33,359,119	483,726,079	—	—
Issued in reinvestment of distributions	9	139	—	—
Redeemed	(964,746)	(12,640,870)	—	—
	35,270,133	503,836,251	—	—
Net increase (decrease)	41,104,643	$591,322,167	1,030,922	$15,302,757
(1)March 1, 2022 (commencement of sale) through October 31, 2022 for the G Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$28,715,917	—
Canada	$836,804	7,883,900	—
Hong Kong	—	6,925,215	—
India	—	2,825,556	—
Japan	—	41,786,025	—
Singapore	—	14,087,944	—
Spain	—	5,434,659	—
United Kingdom	—	25,082,756	—
Other Countries	408,388,283	—	—
Short-Term Investments	747,946	3,499,793	—
	$409,973,033	$136,241,765	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$12,466,804	$1,248,242
Long-term capital gains	$5,773,255	—
Tax return of capital	$2,837,169	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to merger adjustments, were made to capital $8,358,983 and distributable earnings $(8,358,983).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$573,762,618
Gross tax appreciation of investments	$28,110,304
Gross tax depreciation of investments	(55,658,124)
Net tax appreciation (depreciation) of investments	(27,547,820)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(24,478)
Net tax appreciation (depreciation)	$(27,572,298)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(27,284,067)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Reorganization

On December 2, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of NT Global Real Estate Fund, one fund in a series issued by the corporation, were transferred to Global Real Estate Fund in exchange for shares of Global Real Estate Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Global Real Estate Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on April 22, 2022.

The reorganization was accomplished by a tax-free exchange of shares. On April 22, 2022, NT Global Real Estate Fund exchanged its shares for shares of Global Real Estate Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
NT Global Real Estate Fund – Investor Class	4,636,730	Global Real Estate Fund – Investor Class	3,555,146
NT Global Real Estate Fund – G Class	43,381,814	Global Real Estate Fund – G Class	33,359,119

The net assets of NT Global Real Estate Fund and Global Real Estate Fund immediately before the reorganization were $535,240,237 and $162,593,507, respectively. NT Global Real Estate Fund's unrealized appreciation of $97,518,000 was combined with that of Global Real Estate Fund. Immediately after the reorganization, the combined net assets were $697,833,744.

Assuming the reorganization had been completed on November 1, 2021, the beginning of the annual reporting period, the pro forma results of operations for the period ended October 31, 2022 are as follows:

Net investment income (loss)	$12,005,596
Net realized and unrealized gain (loss)	(164,720,358)
Net increase (decrease) in net assets resulting from operations	$(152,714,762)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of NT Global Real Estate Fund that have been included in the fund’s Statement of Operations since April 22, 2022.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$16.20	0.15	(3.40)	(3.25)	(0.89)	(0.89)	(0.27)	(2.05)	$10.90	(23.17)%	1.11%	1.12%	1.23%	1.22%	143%	$72,710
2021	$11.76	0.28	4.29	4.57	(0.13)	—	—	(0.13)	$16.20	39.15%	1.11%	1.12%	1.89%	1.88%	150%	$38,701
2020	$13.93	0.14	(1.73)	(1.59)	(0.44)	(0.14)	—	(0.58)	$11.76	(11.78)%	1.11%	1.12%	1.23%	1.22%	147%	$19,760
2019	$11.25	0.20	2.90	3.10	(0.42)	—	—	(0.42)	$13.93	28.60%	1.12%	1.12%	1.58%	1.58%	118%	$35,303
2018	$11.80	0.20	(0.35)	(0.15)	(0.40)	—	—	(0.40)	$11.25	(1.39)%	1.11%	1.18%	1.67%	1.60%	169%	$44,274
I Class
2022	$16.21	0.17	(3.39)	(3.22)	(0.93)	(0.89)	(0.26)	(2.08)	$10.91	(23.06)%	0.91%	0.92%	1.43%	1.42%	143%	$61,072
2021	$11.77	0.31	4.29	4.60	(0.16)	—	—	(0.16)	$16.21	39.39%	0.91%	0.92%	2.09%	2.08%	150%	$47,539
2020	$13.94	0.18	(1.74)	(1.56)	(0.47)	(0.14)	—	(0.61)	$11.77	(11.58)%	0.91%	0.92%	1.43%	1.42%	147%	$24,484
2019	$11.26	0.22	2.91	3.13	(0.45)	—	—	(0.45)	$13.94	28.84%	0.92%	0.92%	1.78%	1.78%	118%	$20,173
2018	$11.81	0.21	(0.33)	(0.12)	(0.43)	—	—	(0.43)	$11.26	(1.18)%	0.91%	0.98%	1.87%	1.80%	169%	$14,216

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2022	$16.23	0.19	(3.39)	(3.20)	(0.95)	(0.89)	(0.26)	(2.10)	$10.93	(22.90)%	0.76%	0.77%	1.58%	1.57%	143%	$13,704
2021	$11.78	0.31	4.31	4.62	(0.17)	—	—	(0.17)	$16.23	39.66%	0.76%	0.77%	2.24%	2.23%	150%	$47,389
2020	$13.95	0.20	(1.74)	(1.54)	(0.49)	(0.14)	—	(0.63)	$11.78	(11.44)%	0.76%	0.77%	1.58%	1.57%	147%	$42,044
2019	$11.27	0.24	2.90	3.14	(0.46)	—	—	(0.46)	$13.95	29.01%	0.77%	0.77%	1.93%	1.93%	118%	$16,810
2018	$11.81	0.21	(0.32)	(0.11)	(0.43)	—	—	(0.43)	$11.27	(1.04)%	0.76%	0.83%	2.02%	1.95%	169%	$4,346
A Class
2022	$16.18	0.10	(3.38)	(3.28)	(0.84)	(0.89)	(0.28)	(2.01)	$10.89	(23.41)%	1.36%	1.37%	0.98%	0.97%	143%	$2,280
2021	$11.74	0.25	4.29	4.54	(0.10)	—	—	(0.10)	$16.18	38.86%	1.36%	1.37%	1.64%	1.63%	150%	$2,773
2020	$13.91	0.12	(1.75)	(1.63)	(0.40)	(0.14)	—	(0.54)	$11.74	(12.03)%	1.36%	1.37%	0.98%	0.97%	147%	$1,466
2019	$11.24	0.17	2.90	3.07	(0.40)	—	—	(0.40)	$13.91	28.21%	1.37%	1.37%	1.33%	1.33%	118%	$1,771
2018	$11.79	0.17	(0.35)	(0.18)	(0.37)	—	—	(0.37)	$11.24	(1.64)%	1.36%	1.43%	1.42%	1.35%	169%	$2,002
C Class
2022	$16.11	—	(3.39)	(3.39)	(0.67)	(0.89)	(0.32)	(1.88)	$10.84	(23.94)%	2.11%	2.12%	0.23%	0.22%	143%	$405
2021	$11.69	0.08	4.34	4.42	—	—	—	—	$16.11	37.81%	2.11%	2.12%	0.89%	0.88%	150%	$699
2020	$13.84	0.02	(1.73)	(1.71)	(0.30)	(0.14)	—	(0.44)	$11.69	(12.63)%	2.11%	2.12%	0.23%	0.22%	147%	$1,080
2019	$11.18	0.07	2.90	2.97	(0.31)	—	—	(0.31)	$13.84	27.28%	2.12%	2.12%	0.58%	0.58%	118%	$2,206
2018	$11.73	0.08	(0.35)	(0.27)	(0.28)	—	—	(0.28)	$11.18	(2.42)%	2.11%	2.18%	0.67%	0.60%	169%	$2,360

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$16.17	0.07	(3.39)	(3.32)	(0.78)	(0.89)	(0.29)	(1.96)	$10.89	(23.61)%	1.61%	1.62%	0.73%	0.72%	143%	$1,225
2021	$11.74	0.22	4.27	4.49	(0.06)	—	—	(0.06)	$16.17	38.51%	1.61%	1.62%	1.39%	1.38%	150%	$1,138
2020	$13.90	0.09	(1.74)	(1.65)	(0.37)	(0.14)	—	(0.51)	$11.74	(12.19)%	1.61%	1.62%	0.73%	0.72%	147%	$437
2019	$11.23	0.13	2.91	3.04	(0.37)	—	—	(0.37)	$13.90	27.90%	1.62%	1.62%	1.08%	1.08%	118%	$341
2018	$11.78	0.14	(0.35)	(0.21)	(0.34)	—	—	(0.34)	$11.23	(1.90)%	1.61%	1.68%	1.17%	1.10%	169%	$150
R5 Class
2022	$16.21	0.17	(3.39)	(3.22)	(0.93)	(0.89)	(0.26)	(2.08)	$10.91	(23.06)%	0.91%	0.92%	1.43%	1.42%	143%	$6
2021	$11.77	0.29	4.31	4.60	(0.16)	—	—	(0.16)	$16.21	39.39%	0.91%	0.92%	2.09%	2.08%	150%	$8
2020	$13.94	0.17	(1.73)	(1.56)	(0.47)	(0.14)	—	(0.61)	$11.77	(11.59)%	0.91%	0.92%	1.43%	1.42%	147%	$6
2019	$11.27	0.22	2.90	3.12	(0.45)	—	—	(0.45)	$13.94	28.73%	0.92%	0.92%	1.78%	1.78%	118%	$7
2018	$11.81	0.22	(0.34)	(0.12)	(0.42)	—	—	(0.42)	$11.27	(1.15)%	0.91%	0.98%	1.87%	1.80%	169%	$5
R6 Class
2022	$16.22	0.19	(3.39)	(3.20)	(0.95)	(0.89)	(0.26)	(2.10)	$10.92	(22.91)%	0.76%	0.77%	1.58%	1.57%	143%	$8,878
2021	$11.77	0.33	4.29	4.62	(0.17)	—	—	(0.17)	$16.22	39.69%	0.76%	0.77%	2.24%	2.23%	150%	$5,339
2020	$13.94	0.19	(1.73)	(1.54)	(0.49)	(0.14)	—	(0.63)	$11.77	(11.45)%	0.76%	0.77%	1.58%	1.57%	147%	$2,809
2019	$11.27	0.24	2.89	3.13	(0.46)	—	—	(0.46)	$13.94	28.92%	0.77%	0.77%	1.93%	1.93%	118%	$1,943
2018	$11.82	0.23	(0.33)	(0.10)	(0.45)	—	—	(0.45)	$11.27	(1.02)%	0.76%	0.83%	2.02%	1.95%	169%	$1,401

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2022(3)	$14.27	0.19	(2.70)	(2.51)	(0.54)	—	(0.25)	(0.79)	$10.97	(18.96)%	0.01%(4)	0.77%(4)	2.45%(4)	1.69%(4)	143%(5)	$386,976

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)March 1, 2022 (commencement of sale) through October 31, 2022.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2022.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Real Estate Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Global Real Estate Fund of the American Century Capital Portfolios, Inc. as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers.The Board and the Advisor agreed to an extension of the current temporary reduction of the Fund's annual unified management fee of 0.01% (e.g., the Investor Class unified fee will be reduced from 1.11% to 1.10%) for at least one year, beginning August 1, 2022. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Capital Portfolios, Inc.:

	Affirmative	Withhold
Brian Bulatao	$17,572,790,908	$417,511,059
Chris H. Cheesman	$17,634,906,815	$355,395,152
Rajesh K. Gupta	$17,620,399,260	$369,902,707
Lynn M. Jenkins	$17,600,718,699	$389,583,268
Gary C. Meltzer	$17,633,346,402	$356,955,565

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2022.

For corporate taxpayers, the fund hereby designates $6,262, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $5,773,255, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2022.

The fund hereby designates $2,962,574 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31,2022.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90980 2212

Annual Report

October 31, 2022

Real Estate Fund
Investor Class (REACX)
I Class (REAIX)
Y Class (ARYEX)
A Class (AREEX)
C Class (ARYCX)
R Class (AREWX)
R5 Class (ARREX)
R6 Class (AREDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates, Volatility Challenged Investors

The broad economic and investment backdrops grew knottier as the fiscal year progressed. Challenges began to surface early in the period, as the Federal Reserve (Fed) and other central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop.

The Fed responded to surging inflation with a rate hike in March, three months after the Bank of England (BofE) launched its tightening campaign. Through October, the Fed lifted rates a total of 3 percentage points, while the BofE hiked 2.9 percentage points. The European Central Bank (ECB) waited until July to start tightening. Facing record-high inflation, the ECB raised rates 2 percentage points through October.

In addition to fostering recession risk, the combination of elevated inflation and hawkish central banks helped push bond yields sharply higher and stock prices significantly lower. Amid persistent market unrest, most stock, bond and real estate indices ended the 12-month period with steep losses. While U.S. stock returns were broadly negative, growth stocks significantly underperformed their value stock peers.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	REACX	-18.82%	4.21%	6.33%	—	9/21/95
FTSE NAREIT All Equity REITs Index	—	-19.16%	4.76%	7.37%	—	—
S&P 500 Index	—	-14.61%	10.44%	12.78%	—	—
I Class	REAIX	-18.65%	4.42%	6.54%	—	6/16/97
Y Class	ARYEX	-18.54%	4.57%	—	4.20%	4/10/17
A Class	AREEX					10/6/98
No sales charge		-19.03%	3.94%	6.06%	—
With sales charge		-23.70%	2.71%	5.43%	—
C Class	ARYCX	-19.65%	3.16%	5.26%	—	9/28/07
R Class	AREWX	-19.22%	3.68%	5.80%	—	9/28/07
R5 Class	ARREX	-18.65%	4.41%	—	4.04%	4/10/17
R6 Class	AREDX	-18.54%	4.57%	—	6.00%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

The Investor Class date is the inception date for RREEF Real Estate Securities Fund, Real Estate’s predecessor.  That fund merged with Real Estate on June 13, 1997 and Real Estate was first offered to the public on June 16, 1997.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2022
Investor Class — $18,467

FTSE NAREIT All Equity REITs Index — $20,376

S&P 500 Index — $33,308

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.14%	0.94%	0.79%	1.39%	2.14%	1.64%	0.94%	0.79%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Steven Brown, Steven Rodriguez and Vishal Govil

Performance Summary

Real Estate returned ‑18.82%* for the fiscal year ended October 31, 2022. By comparison, the FTSE NAREIT All Equity REITs Index (the fund’s benchmark) returned ‑19.16%. The S&P 500 Index (a broad stock market measure) returned ‑14.61%.

REIT Market Overview

Real estate stocks declined over the 12-month period as soaring inflation, rising interest rates and more restrictive Federal Reserve (Fed) policy led to broad-based equity market declines. Following strong performance by real estate stocks in the fourth quarter of 2021, equities experienced heightened volatility in 2022 as surging commodity prices and supply chain bottlenecks fueled higher inflation and rising interest rates. The Fed responded to growing inflation concerns with a 25 basis points (bps) rate hike in March, followed by a 50 bps increase in May. As inflation persisted despite headwinds for growth, the Fed adopted a more aggressive stance in the summer with 75 bps rate hikes in June, July and September. This aggressive pace of tightening kept upward pressure on bond yields, while providing a headwind for interest rate-sensitive investments such as real estate. As a result, the FTSE NAREIT All Equity REITs Index underperformed the broader S&P 500 Index for the 12-month period. Higher interest rates and cost pressures also dampened economic growth, while leading to a slower pace of home sales and construction. Rising interest rates also drove a value shift within the real estate equity market, as investors rotated away from higher-valuation stocks in sectors such as data centers. Instead they sought opportunities in sectors such as casino-related specialty real estate and lodging/resorts, which were expected to benefit from easing COVID-19 concerns.

Our Selective Approach to Office Real Estate Aided Results

The fund’s relative performance was lifted by stock selection and an underweight in office real estate investment trusts (REITs). In particular, the fund benefited from its underweight exposure to Alexandria Real Estate Equities, which owns life sciences office buildings. The stock declined on concerns over the impact of higher interest rates on the company’s life sciences tenants. We continued to approach the office sector with caution, given both the outlook for slowing employment growth and the persistence of remote work arrangements.

Stock selection among retail REITs also aided relative performance, aided by our focus on net lease REITs such as Agree Realty, a top contributor for the period. Investors rewarded Agree Realty for its strong balance sheet and high-quality tenant base, attributes that were particularly appealing in a less certain economic environment.

Stock selection among data centers also lifted relative performance, due in part to our underweight exposure to U.S.-based global data center REIT Equinix. This higher-valuation stock underperformed the broader real estate equity market as investors sought more value-oriented opportunities.

Industrial REIT Was a Key Detractor

The fund’s relative performance was dampened by an investment in Innovative Industrial Properties, a REIT that owns industrial property used for cannabis cultivation. The stock declined on concerns that the company’s operators may find it harder to access capital in a higher interest rate environment. We exited the position.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Not owning net lease REIT W.P. Carey also detracted from relative performance. This stock outperformed along with other net lease REITs, as investors sought retail real estate companies with relatively stable earnings streams. We don’t own W.P. Carey as we see more attractive fundamentals for other net lease REITs, such as Agree Realty.

Relative performance was also hindered by the fund’s underweight position in Gaming and Leisure Properties, a net lease REIT that primarily owns regional casinos. Healthy demand and pricing trends have helped casino operators operate at historically high margins, resulting in strong tenant credit profiles. The company’s acquisition pipeline is also starting to accelerate. Because the fund was underweight in the stock, relative to the index, it did not benefit as much from the strong stock performance.

Outlook

We recognize that real estate stocks may be volatile in the near term given prospects for additional Fed tightening and slower economic growth. However, we believe that real estate companies may continue to provide attractive earnings potential relative to the broader market.

Given near-term economic uncertainty, our focus remains on companies with strong balance sheets and resilient cash flows. We are also looking for opportunities to use volatility to our advantage. We added to our weighting in retail during the period, moving to a notable overweight as we found attractively valued opportunities with improving fundamentals. Consumer spending has remained relatively strong despite a cooling economy. Inflation has also helped retailers raise prices at a faster rate than their cost increases, improving their financial positions and cash flow growth.

Additionally, we increased our weighting in data centers as we found valuations more attractive following the sector’s relative underperformance over recent quarters. Demand for data centers may also remain relatively resilient even if the economy slows.

We reduced our weighting in residential real estate, especially in the multifamily sector. This move reflected our concerns that slowing economic growth and potential layoffs could make it harder for landlords to attract tenants and raise rents in 2023. We also eliminated exposure to timber REITs due to slowing home sales and construction activity. The fund also ended the period underweight in telecommunications infrastructure, as we believe that higher short-term funding could act as a headwind for the sector’s near-term earnings growth.

6

Fund Characteristics

OCTOBER 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Short-Term Investments	1.2%
Other Assets and Liabilities	(0.4)%

Top Five Sectors	% of net assets
Retail	19.2%
Residential	15.0%
Infrastructure REITs	13.7%
Industrial	12.4%
Self Storage	8.9%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period(1) 5/1/22 - 10/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$805.90	$5.28	1.16%
I Class	$1,000	$806.70	$4.37	0.96%
Y Class	$1,000	$807.00	$3.69	0.81%
A Class	$1,000	$804.50	$6.41	1.41%
C Class	$1,000	$801.60	$9.81	2.16%
R Class	$1,000	$803.90	$7.55	1.66%
R5 Class	$1,000	$806.70	$4.37	0.96%
R6 Class	$1,000	$807.30	$3.69	0.81%
Hypothetical
Investor Class	$1,000	$1,019.36	$5.90	1.16%
I Class	$1,000	$1,020.37	$4.89	0.96%
Y Class	$1,000	$1,021.12	$4.13	0.81%
A Class	$1,000	$1,018.10	$7.17	1.41%
C Class	$1,000	$1,014.32	$10.97	2.16%
R Class	$1,000	$1,016.84	$8.44	1.66%
R5 Class	$1,000	$1,020.37	$4.89	0.96%
R6 Class	$1,000	$1,021.12	$4.13	0.81%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

OCTOBER 31, 2022

	Shares	Value
COMMON STOCKS — 99.2%
Commercial Financing — 0.6%
KKR Real Estate Finance Trust, Inc.	236,502	$4,119,865
Data Centers — 7.9%
Digital Realty Trust, Inc.	212,009	21,253,902
Equinix, Inc.	66,026	37,399,768
		58,653,670
Health Care — 7.8%
Healthpeak Properties, Inc.	566,272	13,437,634
Omega Healthcare Investors, Inc.	293,060	9,313,447
Sabra Health Care REIT, Inc.	1,114,851	15,228,865
Ventas, Inc.	204,228	7,991,442
Welltower, Inc.	194,064	11,845,666
		57,817,054
Industrial — 12.4%
Prologis, Inc.	739,091	81,854,328
Rexford Industrial Realty, Inc.	173,929	9,614,795
		91,469,123
Infrastructure REITs — 13.7%
American Tower Corp.	340,172	70,480,236
SBA Communications Corp.	114,643	30,942,146
		101,422,382
Lodging/Resorts — 3.7%
Host Hotels & Resorts, Inc.	1,024,640	19,345,203
Ryman Hospitality Properties, Inc.	86,215	7,666,238
		27,011,441
Office — 4.2%
Alexandria Real Estate Equities, Inc.	143,101	20,792,575
Corporate Office Properties Trust	387,579	10,328,981
		31,121,556
Residential — 15.0%
American Homes 4 Rent, Class A	323,696	10,338,850
AvalonBay Communities, Inc.	197,489	34,584,274
Equity LifeStyle Properties, Inc.	190,472	12,182,589
Invitation Homes, Inc.	436,692	13,838,769
Sun Communities, Inc.	102,435	13,813,360
UDR, Inc.	651,699	25,911,552
		110,669,394
Retail — 19.2%
Agree Realty Corp.	182,812	12,559,184
Brixmor Property Group, Inc.	605,748	12,908,490
Essential Properties Realty Trust, Inc.	574,812	12,369,954
Kimco Realty Corp.	880,028	18,814,999
Kite Realty Group Trust	800,800	15,727,712
NETSTREIT Corp.	655,831	12,342,740
Realty Income Corp.	441,985	27,522,406
Simon Property Group, Inc.	271,392	29,576,300
		141,821,785
10

	Shares	Value
Self Storage — 8.9%
Life Storage, Inc.	138,003	$15,264,512
Public Storage	163,953	50,784,442
		66,048,954
Specialty — 5.8%
Gaming and Leisure Properties, Inc.	463,736	23,242,448
Iron Mountain, Inc.	398,826	19,969,218
		43,211,666
TOTAL COMMON STOCKS (Cost $708,328,435)		733,366,890
SHORT-TERM INVESTMENTS — 1.2%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	14,793	14,793
Repurchase Agreements — 1.2%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 3.125%, 8/15/23 - 8/15/42, valued at $1,670,474), in a joint trading account at 2.95%, dated 10/31/22, due 11/1/22 (Delivery value $1,638,205)		1,638,071
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.75%, 2/15/41, valued at $7,163,504), at 3.00%, dated 10/31/22, due 11/1/22 (Delivery value $7,023,585)		7,023,000
		8,661,071
TOTAL SHORT-TERM INVESTMENTS (Cost $8,675,864)		8,675,864
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $717,004,299)		742,042,754
OTHER ASSETS AND LIABILITIES — (0.4)%		(3,120,128)
TOTAL NET ASSETS — 100.0%		$738,922,626

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

OCTOBER 31, 2022
Assets
Investment securities, at value (cost of $717,004,299)	$742,042,754
Receivable for investments sold	11,176,889
Receivable for capital shares sold	655,794
Dividends and interest receivable	357,109
Securities lending receivable	228
754,232,774

Liabilities
Payable for investments purchased	14,073,777
Payable for capital shares redeemed	616,763
Accrued management fees	590,893
Distribution and service fees payable	10,316
Accrued other expenses	18,399
15,310,148

Net Assets	$738,922,626

Net Assets Consist of:
Capital (par value and paid-in surplus)	$683,364,898
Distributable earnings	55,557,728
$738,922,626

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$299,405,028	12,074,705	$24.80
I Class, $0.01 Par Value	$134,732,529	5,413,914	$24.89
Y Class, $0.01 Par Value	$246,144	9,892	$24.88
A Class, $0.01 Par Value	$24,242,952	979,364	$24.75
C Class, $0.01 Par Value	$1,606,176	67,139	$23.92
R Class, $0.01 Par Value	$10,137,328	413,452	$24.52
R5 Class, $0.01 Par Value	$764,949	30,738	$24.89
R6 Class, $0.01 Par Value	$267,787,520	10,763,815	$24.88
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $26.26 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED OCTOBER 31, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $7,032)	$18,566,204
Interest	84,643
Securities lending, net	13,766
18,664,613

Expenses:
Management fees	9,153,098
Distribution and service fees:
A Class	79,758
C Class	21,442
R Class	59,894
Directors' fees and expenses	24,955
Other expenses	26,368
9,365,515

Net investment income (loss)	9,299,098

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	71,131,323
Foreign currency translation transactions	5,191
71,136,514

Change in net unrealized appreciation (depreciation) on:
Investments	(255,113,254)
Translation of assets and liabilities in foreign currencies	41
(255,113,213)

Net realized and unrealized gain (loss)	(183,976,699)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(174,677,601)

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2022 AND OCTOBER 31, 2021
Increase (Decrease) in Net Assets	October 31, 2022	October 31, 2021
Operations
Net investment income (loss)	$9,299,098	$11,071,917
Net realized gain (loss)	71,136,514	146,993,755
Change in net unrealized appreciation (depreciation)	(255,113,213)	159,121,297
Net increase (decrease) in net assets resulting from operations	(174,677,601)	317,186,969

Distributions to Shareholders
From earnings:
Investor Class	(48,317,782)	(6,109,264)
I Class	(21,534,813)	(3,148,079)
Y Class	(50,865)	(7,612)
A Class	(4,064,415)	(483,762)
C Class	(251,180)	(16,455)
R Class	(1,396,381)	(117,998)
R5 Class	(114,417)	(17,033)
R6 Class	(41,727,671)	(5,942,410)
Decrease in net assets from distributions	(117,457,524)	(15,842,613)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	9,144,361	(4,925,195)

Net increase (decrease) in net assets	(282,990,764)	296,419,161

Net Assets
Beginning of period	1,021,913,390	725,494,229
End of period	$738,922,626	$1,021,913,390

See Notes to Financial Statements.
14

Notes to Financial Statements

OCTOBER 31, 2022

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2022 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.00% to 1.15%	1.15%
I Class	0.80% to 0.95%	0.95%
Y Class	0.65% to 0.80%	0.80%
A Class	1.00% to 1.15%	1.15%
C Class	1.00% to 1.15%	1.15%
R Class	1.00% to 1.15%	1.15%
R5 Class	0.80% to 0.95%	0.95%
R6 Class	0.65% to 0.80%	0.80%

17

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,230,102 and $2,492,993, respectively. The effect of interfund transactions on the Statement of Operations was $313,396 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2022 were $1,171,609,516 and $1,261,060,930, respectively.
18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2022		Year ended October 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	130,000,000		130,000,000
Sold	1,360,049	$42,374,044	1,526,607	$46,111,911
Issued in reinvestment of distributions	1,482,177	47,090,762	194,741	5,887,141
Redeemed	(2,890,491)	(85,985,751)	(2,654,831)	(78,862,855)
	(48,265)	3,479,055	(933,483)	(26,863,803)
I Class/Shares Authorized	60,000,000		60,000,000
Sold	1,129,510	33,245,242	1,337,706	40,525,795
Issued in reinvestment of distributions	518,282	16,517,097	80,578	2,431,830
Redeemed	(1,813,949)	(55,818,678)	(1,738,976)	(53,124,693)
	(166,157)	(6,056,339)	(320,692)	(10,167,068)
Y Class/Shares Authorized	20,000,000		40,000,000
Sold	1,719	56,793	—	—
Issued in reinvestment of distributions	818	26,127	128	3,878
Redeemed	(5,470)	(170,574)	—
	(2,933)	(87,654)	128	3,878
A Class/Shares Authorized	20,000,000		40,000,000
Sold	242,461	7,322,978	224,138	6,623,644
Issued in reinvestment of distributions	122,715	3,904,611	15,196	458,402
Redeemed	(434,066)	(12,797,187)	(512,602)	(15,056,884)
	(68,890)	(1,569,598)	(273,268)	(7,974,838)
C Class/Shares Authorized	20,000,000		25,000,000
Sold	15,931	469,964	14,420	423,578
Issued in reinvestment of distributions	8,062	249,368	568	16,355
Redeemed	(27,708)	(788,006)	(66,175)	(1,834,515)
	(3,715)	(68,674)	(51,187)	(1,394,582)
R Class/Shares Authorized	20,000,000		40,000,000
Sold	126,477	3,764,469	128,727	3,830,743
Issued in reinvestment of distributions	44,233	1,393,064	3,911	117,457
Redeemed	(122,466)	(3,645,610)	(99,807)	(2,913,744)
	48,244	1,511,923	32,831	1,034,456
R5 Class/Shares Authorized	20,000,000		25,000,000
Sold	6,517	183,281	4,908	139,919
Issued in reinvestment of distributions	3,598	114,417	564	17,033
Redeemed	(8,488)	(246,396)	(8,406)	(252,753)
	1,627	51,302	(2,934)	(95,801)
R6 Class/Shares Authorized	80,000,000		80,000,000
Sold	3,080,582	91,008,326	4,628,409	135,557,972
Issued in reinvestment of distributions	1,283,865	40,709,087	193,905	5,901,206
Redeemed	(4,042,189)	(119,833,067)	(3,313,914)	(100,926,615)
	322,258	11,884,346	1,508,400	40,532,563
Net increase (decrease)	82,169	$9,144,361	(40,205)	$(4,925,195)

19

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$733,366,890	—	—
Short-Term Investments	14,793	$8,661,071	—
	$733,381,683	$8,661,071	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$35,793,700	$15,842,613
Long-term capital gains	$81,663,824	—

20

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $12,018,936 and distributable earnings $(12,018,936).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$745,345,276
Gross tax appreciation of investments	$58,581,468
Gross tax depreciation of investments	(61,883,990)
Net tax appreciation (depreciation) of investments	$(3,302,522)
Undistributed ordinary income	—
Accumulated long-term gains	$58,860,250

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$34.39	0.26	(5.90)	(5.64)	(0.56)	(3.39)	—	(3.95)	$24.80	(18.82)%	1.15%	0.86%	127%	$299,405
2021	$24.39	0.33	10.16	10.49	(0.49)	—	—	(0.49)	$34.39	43.35%	1.15%	1.09%	127%	$416,961
2020	$33.09	0.37	(6.53)	(6.16)	(0.38)	(1.95)	(0.21)	(2.54)	$24.39	(19.76)%	1.16%	1.35%	129%	$318,437
2019	$27.08	0.48	7.24	7.72	(0.58)	(1.13)	—	(1.71)	$33.09	30.15%	1.16%	1.66%	93%	$565,826
2018	$28.71	0.51	(0.18)	0.33	(0.71)	(1.25)	—	(1.96)	$27.08	1.11%	1.15%	1.88%	148%	$586,906
I Class
2022	$34.50	0.32	(5.92)	(5.60)	(0.62)	(3.39)	—	(4.01)	$24.89	(18.65)%	0.95%	1.06%	127%	$134,733
2021	$24.47	0.39	10.19	10.58	(0.55)	—	—	(0.55)	$34.50	43.61%	0.95%	1.29%	127%	$192,535
2020	$33.18	0.41	(6.52)	(6.11)	(0.42)	(1.95)	(0.23)	(2.60)	$24.47	(19.59)%	0.96%	1.55%	129%	$144,369
2019	$27.16	0.54	7.25	7.79	(0.64)	(1.13)	—	(1.77)	$33.18	30.39%	0.96%	1.86%	93%	$160,058
2018	$28.79	0.57	(0.19)	0.38	(0.76)	(1.25)	—	(2.01)	$27.16	1.34%	0.95%	2.08%	148%	$118,458
Y Class
2022	$34.50	0.36	(5.93)	(5.57)	(0.66)	(3.39)	—	(4.05)	$24.88	(18.54)%	0.80%	1.21%	127%	$246
2021	$24.46	0.44	10.20	10.64	(0.60)	—	—	(0.60)	$34.50	43.84%	0.80%	1.44%	127%	$442
2020	$33.18	0.46	(6.54)	(6.08)	(0.44)	(1.95)	(0.25)	(2.64)	$24.46	(19.50)%	0.81%	1.70%	129%	$311
2019	$27.15	0.59	7.25	7.84	(0.68)	(1.13)	—	(1.81)	$33.18	30.59%	0.81%	2.01%	93%	$417
2018	$28.78	0.62	(0.20)	0.42	(0.80)	(1.25)	—	(2.05)	$27.15	1.50%	0.80%	2.23%	148%	$357

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2022	$34.34	0.18	(5.90)	(5.72)	(0.48)	(3.39)	—	(3.87)	$24.75	(19.03)%	1.40%	0.61%	127%	$24,243
2021	$24.35	0.26	10.15	10.41	(0.42)	—	—	(0.42)	$34.34	42.98%	1.40%	0.84%	127%	$35,997
2020	$33.04	0.29	(6.51)	(6.22)	(0.34)	(1.95)	(0.18)	(2.47)	$24.35	(19.96)%	1.41%	1.10%	129%	$32,180
2019	$27.05	0.41	7.22	7.63	(0.51)	(1.13)	—	(1.64)	$33.04	29.78%	1.41%	1.41%	93%	$52,719
2018	$28.68	0.45	(0.19)	0.26	(0.64)	(1.25)	—	(1.89)	$27.05	0.86%	1.40%	1.63%	148%	$50,619
C Class
2022	$33.30	(0.05)	(5.68)	(5.73)	(0.26)	(3.39)	—	(3.65)	$23.92	(19.65)%	2.15%	(0.14)%	127%	$1,606
2021	$23.62	0.03	9.84	9.87	(0.19)	—	—	(0.19)	$33.30	41.93%	2.15%	0.09%	127%	$2,360
2020	$32.12	0.09	(6.32)	(6.23)	(0.23)	(1.95)	(0.09)	(2.27)	$23.62	(20.56)%	2.16%	0.35%	129%	$2,883
2019	$26.33	0.19	7.02	7.21	(0.29)	(1.13)	—	(1.42)	$32.12	28.84%	2.16%	0.66%	93%	$5,908
2018	$27.99	0.24	(0.19)	0.05	(0.46)	(1.25)	—	(1.71)	$26.33	0.11%	2.15%	0.88%	148%	$6,519
R Class
2022	$34.05	0.11	(5.84)	(5.73)	(0.41)	(3.39)	—	(3.80)	$24.52	(19.22)%	1.65%	0.36%	127%	$10,137
2021	$24.15	0.18	10.06	10.24	(0.34)	—	—	(0.34)	$34.05	42.60%	1.65%	0.59%	127%	$12,434
2020	$32.78	0.23	(6.46)	(6.23)	(0.30)	(1.95)	(0.15)	(2.40)	$24.15	(20.16)%	1.66%	0.85%	129%	$8,026
2019	$26.85	0.33	7.17	7.50	(0.44)	(1.13)	—	(1.57)	$32.78	29.49%	1.66%	1.16%	93%	$10,448
2018	$28.48	0.38	(0.19)	0.19	(0.57)	(1.25)	—	(1.82)	$26.85	0.61%	1.65%	1.38%	148%	$7,989

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2022	$34.50	0.32	(5.92)	(5.60)	(0.62)	(3.39)	—	(4.01)	$24.89	(18.65)%	0.95%	1.06%	127%	$765
2021	$24.47	0.39	10.19	10.58	(0.55)	—	—	(0.55)	$34.50	43.61%	0.95%	1.29%	127%	$1,004
2020	$33.19	0.41	(6.53)	(6.12)	(0.42)	(1.95)	(0.23)	(2.60)	$24.47	(19.59)%	0.96%	1.55%	129%	$784
2019	$27.16	0.53	7.27	7.80	(0.64)	(1.13)	—	(1.77)	$33.19	30.39%	0.96%	1.86%	93%	$7
2018	$28.79	0.56	(0.18)	0.38	(0.76)	(1.25)	—	(2.01)	$27.16	1.31%	0.95%	2.08%	148%	$5
R6 Class
2022	$34.49	0.36	(5.92)	(5.56)	(0.66)	(3.39)	—	(4.05)	$24.88	(18.54)%	0.80%	1.21%	127%	$267,788
2021	$24.46	0.43	10.20	10.63	(0.60)	—	—	(0.60)	$34.49	43.84%	0.80%	1.44%	127%	$360,180
2020	$33.18	0.46	(6.54)	(6.08)	(0.44)	(1.95)	(0.25)	(2.64)	$24.46	(19.48)%	0.81%	1.70%	129%	$218,505
2019	$27.15	0.58	7.26	7.84	(0.68)	(1.13)	—	(1.81)	$33.18	30.60%	0.81%	2.01%	93%	$253,059
2018	$28.78	0.61	(0.19)	0.42	(0.80)	(1.25)	—	(2.05)	$27.15	1.46%	0.80%	2.23%	148%	$208,351

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Real Estate Fund of the American Century Capital Portfolios, Inc. as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

28

Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

29

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
30

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow. Assets of various classes of the same Fund or similarly-managed products are combined with the assets of the Fund to help achieve those breakpoints.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to
31

the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
32

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Capital Portfolios, Inc.:

	Affirmative	Withhold
Brian Bulatao	$17,572,790,908	$417,511,059
Chris H. Cheesman	$17,634,906,815	$355,395,152
Rajesh K. Gupta	$17,620,399,260	$369,902,707
Lynn M. Jenkins	$17,600,718,699	$389,583,268
Gary C. Meltzer	$17,633,346,402	$356,955,565

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.
33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2022.

For corporate taxpayers, the fund hereby designates $30,876, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $93,682,760, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2022.

The fund hereby designates $28,224,373 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2022.

The fund utilized earnings and profits of $12,018,936 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90979 2212

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Chris H. Cheesman, Lynn M. Jenkins and Barry Fink are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2021: $62,390
FY 2022: $42,300

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2021: $2,832,126
FY 2022: $50,000

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	December 29, 2022

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	December 29, 2022

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	December 29, 2022